As filed with the Securities and Exchange Commission on April [], 2025

Securities Act Registration No. 333-265972

Investment Company Act Registration No. 811-23812

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 41

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 42

Elevation Series Trust

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1850

Denver, CO 80290

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 303-226-4150

Chris Moore

Elevation Series Trust

1700 Broadway, Suite 1850

Denver, CO 80290

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

17th Floor

41 South High Street

Columbus, Ohio 43215

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION

Dated [____], 2025

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

[   ], 2025

RiverNorth Active Income ETF– CEFZ

Principal U.S. Listing Exchange: [Cboe Exchange, Inc.]

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RiverNorth Active Income ETF – CEFZ

FUND Summary

Investment Objective

The investment objective of RiverNorth Active Income ETF (the “Fund”) is to provide long-term capital appreciation and income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%
Other Expenses[1]	[ %]
Acquired Funds Fees and Expenses[2]	[%]
Total Annual Fund Operating Expenses	[ %]

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
RiverNorth Active Income ETF	$[]	$[]	$[]	$[]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the Predecessor Fund (as defined below) ended September 30, 2024, when it operated as a mutual fund, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The Fund’s adviser TrueMark Investments, LLC (“TrueMark” or the “Adviser”), will allocate the Fund’s investments among equities, fixed income securities, and cash and cash equivalents. The Adviser may allocate to the various asset classes either through the purchase of closed-end investment companies (including business development companies (“BDCs”)), exchange-traded funds (“ETFs”) and other investment companies (collectively, “Underlying Funds”) or through direct investment in the various securities. The Adviser considers a number of factors when making these allocations, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. As a result, the percentages allocated to equities, fixed income securities and cash and cash equivalents will vary. The Fund does not expect to directly invest in securities rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) (securities rated below BBB by S&P Global Ratings (“S&P”) and Baa3 by Moody’s are commonly referred to as “junk bonds”), although it may invest in Underlying Funds that hold securities rated below Baa3 or that are in default.

To achieve exposure to the asset classes discussed above, the Fund will typically invest more than 50% of its assets in Underlying Funds. The remaining portion of the Fund’s assets will be invested in individual equity and fixed income securities and real estate investment trusts (“REITs”), limited partnerships and structured securities, such as collateralized mortgage and debt obligations. REITs are companies that invest in real estate either directly or through mortgage securities. Collateralized mortgage obligations are securities that are backed by a pool of mortgage instruments and collateralized debt obligations are securities backed by a pool of bonds, debt or other assets. The Fund may invest directly in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. The Fund may also invest in structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index.

The Fund also may invest directly in the equity and debt securities of U.S. corporate issuers, and U.S. government securities. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds. In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored American Depositary Receipts (“ADRs”). Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. The Fund may also invest in Underlying Funds that hold foreign securities or ADRs. The Fund may also seek to realize additional gains or hedge investments by selling a security short. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the Adviser to sell a security. Finally, the Adviser may sell a security when its price approaches, meets or exceeds the Adviser’s target price.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Fund may use its own net asset value (“NAV”) or the NAV of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

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Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

●	Market Risk. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, geopolitical events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

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●	ETF Risk. The Fund is an ETF and thus is subject to the risks of being structured as an ETF including certain risks noted below.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on [Cboe Exchange, Inc.] (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

●	Swap Risk. The Fund may invest in total return swap agreements. The degree to which the Fund may invest in these instruments is not limited, although maximum notional amounts are generally set by counterparties. These agreements are considered derivatives. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using swaps could lower Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss.

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●	Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

●	Convertible Security Risk. The risk that the market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

●	Correlation Risk. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

●	Derivatives Risk. Derivatives risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

●	Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

●	Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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●	ETF Risks. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

●	Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, and there may be limited availability of a secondary market.

●	Fixed Income Risk. The Fund may invest, directly or indirectly, through Underlying Funds in fixed income securities, including high yield securities, also known as “junk bonds.” Fixed income securities increase or decrease in value based on changes in interest rates. If interest rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases. Junk bonds are not considered to be investment grade. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk. Some of the related risks of fixed income securities include:

●	Credit Risk. The risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

●	High Yield Securities/Junk Bond Risk. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The market for such securities may not be liquid at all times. In a relatively illiquid market, the Fund may not be able to acquire or dispose of such securities quickly and, as such, the Fund may experience adverse price movements upon liquidation of its investments.

●	Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. All U.S. government obligations are subject to interest rate risk.

●	Interest Rate Risk. The risk that the Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Any future declines in interest rates could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

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●	Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.

●	Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices, expropriation, changes in tax policy, greater market volatility, less publicly available information, less stringent investor protections, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

●	Investment Style Risk. The Fund is managed by allocating the Fund’s assets to Underlying Funds. Underlying Funds charge their own management and operating fees. This may cause the Fund to underperform funds that do not allocate their assets to Underlying Funds.

●	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

●	Liquidity Risk. When there is little or no active trading market for specific types of investments, it can become more difficult to sell the investments in a timely manner at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.

●	Management Risk. The risk that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

●	Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

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●	REIT Risk. The value of equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

●	Security Risk. The risk that the value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

●	Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.

●	Smaller Company Risk. The Fund, directly or indirectly through Underlying Funds, may invest in smaller capitalization companies (companies with market capitalizations of $1 billion or less). The earnings and prospects of smaller companies are more volatile than those of larger companies. Smaller companies also may experience higher failure rates than larger companies. In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

●	Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

●	Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the Fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of municipal securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

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●	Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transaction costs and other expenses of the ETFs. The shares of closed-end funds frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the Underlying Fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the Underlying Fund shares.

●	Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Additionally, fair valuation of the Fund’s investments involves subjective judgment, and the Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Performance

The Fund acquired the assets and liabilities of the RiverNorth Core Opportunity Fund, a series of RiverNorth Funds (the “Predecessor Fund”), in a reorganization (the “Reorganization”) of the Predecessor Fund in [ ], 2025. The Fund has adopted the financial statements of the Predecessor Fund, as the accounting survivor of the Reorganization. Performance results shown in the bar chart and the performance table below reflect the performance of the Predecessor Fund. Note that the Fund is managed by a new investment adviser using substantially the same investment strategies as employed for the Predecessor Fund. The Fund’s current sub-adviser was the adviser to the Predecessor Fund. In addition, the Fund is an exchange-traded fund, while the Predecessor Fund, prior to the Reorganization, was a mutual fund.

The bar chart and table that follow provide some indication of the risks of investing in the Predecessor Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns for one year, five years, and since inception compare with those of a broad-based securities market index. The bar chart and table show the performance of the Predecessor Fund’s Institutional Shares.  How the Predecessor Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is also available on the Fund’s website at [RiverNorth.com].

Calendar Year Total Returns through December 31, 2024- Class R

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The year-to-date total return of the Predecessor Fund’s Institutional Shares through December 31, 2024, was 13.47%.

Quarterly Returns During the Time Period Shown in the Bar Chart

Highest: 18.02% (quarter ended June 30, 2020)

Lowest: -25.51% (quarter ended March 31, 2020)

Average Annual Total Returns (as of December 31, 2024)

Management

Adviser:	TrueMark Investments, LLC
Sub-Adviser:	RiverNorth Capital Management, LLC

Portfolio Managers:

Patrick W. Galley, CFA®, Chief Executive Officer and Chief Investment Officer of RiverNorth Capital Management, LLC. Portfolio Manager of the Fund since its inception.

Stephen O’Neill, CFA®, Portfolio Manager of RiverNorth Capital Management, LLC. Portfolio Manager of the Fund since inception.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at [RiverNorth.com].

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Additional Information About the Fund

Additional Information About the Fund’s Investment Objective. The Fund seeks to provide long-term capital appreciation and income.

Additional Information About the Fund’s Investment Strategies.

The Fund pursues a flexible and tactically managed asset allocation strategy. The strategy utilizes a mix of various asset classes and investment vehicles that the Adviser believes will produce an optimal portfolio asset mix similar to that achieved by an institutional investor. The Fund is designed to provide investors with a single highly diversified and integrated investment solution for their long-term investment portfolio. That is, it is intended as the base, or core, from which a patient investor can build an investment portfolio.

The Adviser has the ability to allocate the Fund’s investments among international and domestic equities, fixed income securities, and cash and cash equivalents. The Adviser may allocate to the various asset classes either through the purchase of Underlying Funds or through direct investment in the various securities. Allocations to asset classes, investment vehicles, sectors and countries are made based on the research and judgment of the Adviser. The Adviser considers a number of factors when making these allocations, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. As a result, the percentages allocated to equities, fixed income securities and cash and cash equivalents will vary. The Fund does not expect to directly invest in securities rated below Baa3 by Moody’s (securities rated below BBB by S&P and Baa3 by Moody’s are commonly referred to as “junk bonds”) although it may invest in Underlying Funds that hold securities rated below Baa3 or that are in default.

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To achieve exposure to the asset classes discussed above, the Fund will typically invest more than 50% of its assets in Underlying Funds. The remaining portion of the Fund’s assets will be invested in individual equity and fixed income securities and REITs, limited partnerships and structured securities, such as collateralized mortgage and debt obligations. REITs are companies that invest in real estate either directly or through mortgage securities. Collateralized mortgage obligations are securities that are backed by a pool of mortgage instruments and collateralized debt obligations are securities backed by a pool of bonds, debt or other assets. The Fund may invest directly in ETNs, which are debt securities whose returns are linked to a particular index. The Fund may also invest in structured notes, which are debt securities whose returns are linked to the performance of a single equity security, a basket of equity securities, or an equity index. Rather than paying a straight fixed or floating coupon, the interest payment typically fluctuates based on the value of the linked item, as well as the underlying debt obligation.

When considering investments in a closed-end fund, the Adviser analyzes the Fund’s portfolio to ascertain growth and income potential and uses historical models to determine whether the fund is trading at an attractive discount. When shares of a closed-end fund can be purchased at a discount to NAV, investors are buying a dollar’s worth of assets for less than a dollar. The narrowing or elimination of the discount and/or the appreciation of the value of the closed-end fund will typically result in a gain to the Fund. An ETF is an investment company that typically seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries. ETFs will be selected based on their ability to offer specific sector and style exposure in a cost and tax efficient manner. The Fund purchases ETF shares on the secondary market. Unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the Underlying Funds, the Adviser actively manages the Fund’s portfolio among the Underlying Funds based on its research and analysis of the market and the investment merit of the Underlying Funds themselves.

The 1940 Act restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including ETFs. However, Rule 12d1-4 under the 1940 Act provides an exemption from Section 12(d)(1) that allows the Fund to invest in other registered funds, including ETFs beyond the limits of Section 12(d)(1), if the Fund satisfies certain conditions specified in the Rule. Those conditions include, among others, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). The Fund may rely on other exemptions from the limitations of Section 12(d)(1) to the extent they are available to the Fund.

The Fund also may invest directly in the equity and debt securities of U.S. corporate issuers, and U.S. government securities. Equity securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, convertible securities, and warrants to buy common stocks. Fixed income securities purchased by the Fund may include corporate bonds, U.S. Treasury securities and municipal bonds. In addition, the Fund may invest without limitation in foreign securities, including securities issued in emerging market countries, either directly or by purchasing sponsored or unsponsored ADRs. Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

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The Fund may obtain exposure to below investment grade securities (i.e., junk bonds), debt obligations of foreign governments (i.e., sovereign debt obligations), supranational debt (i.e., debt issued by entities such as the World Bank and the Asian Development Bank), foreign currency transactions and commodities, principally through its investments in Underlying Funds and other investment companies that invest in these asset classes, although the Fund may also invest directly in such instruments.

The Fund may enter into total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or when the amount owed to either party reaches some specific amount. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Fund may use its own NAV or the NAV of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. While it is possible to lose money investing in total return swaps, the Adviser has determined that the use of total return swaps, over time, will benefit the Fund and its shareholders by providing market exposure to the cash positions held by the Fund. To minimize the risk, the Adviser periodically examines the creditworthiness of the counterparty. The maximum notional amount available for the total return swap is generally some percentage of the Fund’s total assets or the assets of the reference asset, usually aggregated with other funds also using the same reference asset. Settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds a limit established between the parties.

The Fund may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the Adviser to sell a security. Finally, the Adviser may sell a security when its price approaches, meets or exceeds the Adviser’s target price. For instance, the Adviser may sell shares of a closed-end fund when it is no longer selling at a discount. This may result in a higher rate of portfolio turnover. A higher portfolio turnover rate may indicate higher transaction cost and may result in higher taxes when Fund shares are held in a taxable account.

Additional Information About the Fund’s Principal Risks. This section provides additional information regarding the principal risks described in the Fund Summary. Each risk described below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears. Each of the factors below could have a negative impact on the applicable Fund’s performance and trading prices.

●	Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV or at a premium to NAV.

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The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

BDCs are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

●	Market Risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events including, without limitation, real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in bond markets, disease (including pandemics), volatility in the equities market, unexpected trading activity among retail investors, or adverse investor sentiment, that affect individual issuers or large portions of the market. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. The frequency and magnitude of such changes in value cannot be predicted. Market risk may involve a single security or a particular sector.

●	Borrowing Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets.

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●	Convertible Security Risk. The risk that the market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

●	Correlation Risk. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

●	Derivatives Risk. Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivatives instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

The Fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Fund, (iii) defer losses to the Fund, and (iv) cause adjustments in the holding periods of the Fund’s securities. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparties or legality or enforceability of a contract.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 on August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

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●	Economic and Market Events Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on the United States, and global economies and markets, generally. For example, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance. Natural and environmental disasters, climate change and systemic market dislocations are also highly disruptive to economies and markets. In addition, Russia’s invasion of Ukraine and the Israel-Hamas war have, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to such countries or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. In March 2023, a number of banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the economy generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other financial institutions and economies. These events as well as other changes in economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. Any of these occurrences could disrupt the operations of the Fund and the Fund’s service providers.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (the “Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

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Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

●	Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, market manipulation, limited access to capital, the significantly smaller market capitalizations of emerging market issuers and risks related to foreign investment structures. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities to bring actions against bad actors may be limited. Risks arising from differences in regulatory, accounting, auditing, and recordkeeping standards could impede the Adviser’s ability to evaluate companies or impact the Fund’s performance. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition to the Foreign Investing Risks discussed below, countries with emerging markets may have relatively unstable governments, social, financial and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. These limitations may affect the Fund’s ability to meet its investment objective.

●	Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock. Convertible stocks can also fluctuate based on the issuer’s credit rating or creditworthiness and may be subject to call or redemption by the issuer. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

●	Exchange-Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

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●	Exchange-Traded Note Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs in which the Fund may invest typically mature thirty years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

●	ETF Risk. The Fund is an ETF and thus is subject to the risks of being structured as an ETF including certain risks noted below.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on [Cboe Exchange, Inc.] (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

●	Fixed Income Risk. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. government agency or instrumentality in which the Fund invests defaults, and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. government sponsored entities are neither issued nor guaranteed by the U.S. government. Fixed income risks include components of the following additional risks:

●	Credit Risk. The risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in an Underlying Fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

●	High Yield Securities/Junk Bond Risk. The Fund and Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

●	Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall. All U.S. government obligations are subject to interest rate risk. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

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●	Interest Rate Risk. The risk that the Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Any declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

●	Sovereign Obligation Risk. The Underlying Funds may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

●	Foreign Investing Risk. Because the Fund may invest in foreign securities directly or indirectly in sponsored or unsponsored ADRs and Underlying Funds that hold foreign debt and equity securities, including the debt of foreign governments and supranational organizations, and ADRs, it is subject to foreign investing risk. Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, less stringent investor protections and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

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●	Investment Style Risk. The Fund is managed by allocating the Fund’s assets to Underlying Funds. Underlying Funds charge their own management and operating fees. This may cause the Fund to underperform funds that do not allocate their assets to Underlying Funds.

●	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

●	Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, RiverNorth Funds has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to the Liquidity Rule. If the limitation on illiquid investments in exceeded, other than by a change in market values, the condition will be reported to the Board of Trustees and, when required by the Liquidity Rule, to the SEC.

When there is little or no active trading market for specific types of investments, it can become more difficult to sell the investments in a timely manner at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these investments may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic investments. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.

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●	Management Risk. The risk that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s value maybe adversely affected.

●	Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

●	REIT Risk. The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value and vacancy rate of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Mortgage REITs are also subject to prepayment risk. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

●	Security Risk. The risk that the value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

●	Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.

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●	Smaller Company Risk. The Fund may invest in smaller capitalization companies (that is, companies with market capitalizations of $1 billion or less). The earnings and prospects of smaller companies are more volatile than those of larger companies. Smaller companies also may experience higher failure rates than do larger companies. In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

●	Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile than other funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

●	Swap Risk. The Fund may invest in total return swap agreements. The degree of the Fund’s investment in these instruments is not limited, although maximum notional amounts are generally set by counterparties. These agreements are considered derivatives. Swap agreements are two-party contracts under which the Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; and to serve as a cash management tool.

There are risks in the use of swaps. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. The use of swaps may not always be successful; using them could lower the Fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss. The Adviser will monitor the creditworthiness of all counterparties in any swap contract. The maximum notional amount available for a total return swap is $75 million and settlement of amounts owed between the parties occurs monthly or when the amount owed exceeds $1 million.

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●	Tax Risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. Distributions also are generally subject to state taxes with certain exceptions (e.g. some states may have an exception where a portion of the fund’s income is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of municipal securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well.

●	Underlying Fund Risk. The Fund will invest in Underlying Funds such as other open-end investment companies, ETFs, and closed-end funds. The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares. Investors in the Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, including advisory fees, in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it purchases Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. The Fund is best suited for long-term investors.

The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.

Additionally, the Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares.

In addition, certain closed-end funds utilize leverage in their portfolios. This use of leverage could subject the Underlying Fund, and indirectly, the Fund, to increased risks including increased volatility in the price of the Underlying Fund shares. The Fund will invest in closed-end funds that pay periodic dividends to shareholders, some of which may be classified as return of capital distributions.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the investment company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

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If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses, but they also may indirectly bear similar expenses of the underlying investment companies.

●	Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Additional Information About Non-Principal Risks of the Fund

The following provides additional information about the non-principal risks of investing in the Fund. More information about the Fund’s risks is included in the SAI.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Economic and Market Events Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on the United States, and global economies and markets, generally. For example, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance. Natural and environmental disasters, climate change and systemic market dislocations are also highly disruptive to economies and markets. In addition, Russia’s invasion of Ukraine and the Israel-Hamas war have, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to such countries or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial.

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In March 2023, a number of banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the economy generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other financial institutions and economies. These events as well as other changes in economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (the “Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

LIBOR Transition. Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The 1-, 3- and 6-month U.S. dollar LIBOR settings continued to be published using a synthetic methodology until September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

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SOFR Risk. The Secured Overnight Funding Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings is available at [RiverNorth.com]. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

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Management

Investment Adviser

TrueMark Investments, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Adviser is an SEC registered investment adviser with approximately $700 million in assets under management as of June 30, 2024. Its principal office is located at 433 W. Van Buren Street, Suite 1100-D, Chicago, IL 60607. Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.89% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, securities lending and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes and related services, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and extraordinary expenses.

The basis for the Board’s approval of the Fund’s Investment Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s first filing of Form N-CSR.

Sub-Adviser

The Adviser has retained RiverNorth Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser for the Fund. The Sub-Adviser served as the investment adviser to the Predecessor Fund. The Sub-Adviser is responsible for selecting the Fund’s investments. Its principal office is located at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. The Sub-Adviser was formed in 2000 and provides investment advisory services to open-end funds, closed-end funds, private funds, separately managed accounts and ETFs, including the Fund. For its services, the Sub-Adviser is paid a fee by the Adviser, not the Fund, out of its management fee, calculated daily and paid monthly, at 75% of the advisory net profits after payment of fund expenses.

Portfolio Managers

The Fund’s portfolio is managed by the Sub-Adviser’s portfolio management team. The individual members of the team responsible for the day-to-day trading of the Fund’s portfolio are listed below.

Patrick W. Galley, CFA, is the Fund’s co-portfolio manager. Mr. Galley is the Chief Executive Officer, Chief Investment Officer and Portfolio Manager for the Sub-Adviser. While serving as the President and Chairman of RiverNorth Funds, Mr. Galley also heads RiverNorth Capital’s research and investment team and oversees all portfolio management activities at the firm. Mr. Galley also heads the Sub-Adviser’s research and investment team and oversees all portfolio management activities at the firm. Prior to joining the Sub-Adviser, Mr. Galley was a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. He graduated with honors from Rochester Institute of Technology with a B.S. in Finance. Mr. Galley has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

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Stephen O’Neill, CFA, is the Fund’s co-portfolio manager. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining the Sub-Adviser, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares of the Fund.

How to Buy and Sell Shares

The Fund issues and redeems Shares at NAV only in Creation Units. Only authorized participants (“APs”) may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

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Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of NAV

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. Each NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If the foregoing information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Fair Value Pricing

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

Generally, when fair valuing a security held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith by the Adviser and in accordance with the Adviser’s fair value methodologies. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that Adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Adviser may not be able to obtain the fair value assigned to the security upon the sale of such security.

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Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker- dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund intends to pay out dividends, if any, [annually]. The Fund intends to distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund has elected and intends to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non- corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

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Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Fund Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

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Net Investment Income Tax

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

Distribution

The Distributor, Paralel Distributors LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1700 Broadway, Suite 1850, Denver, Colorado 80290 and is under common control of the Fund’s Administrator.

Premium/Discount Information

Information regarding how often Shares of the Fund trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Fund’s website at [ ].

OTHER INFORMATION AND Additional Notices

Certain Conditions on Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Second Amended and Restated Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a Fund) are subject to various conditions including that: (i) the Trustees must have a reasonable amount of time to assess the complaining shareholders’ request for action, (ii) at least 10% of shareholders of the Fund must participate in the action (except with respect to claims arising under federal securities laws), and (iii) complaining shareholders must undertake to pay the expenses of advisers that the Trustees engage in consideration of whether to bring an action in the event the Trustees determine not to bring an action (except with respect to claims arising under federal securities laws).

In addition, shareholders wishing to pursue a derivative action (except with respect to claims arising under federal securities law) must bring the compliant all shareholder legal complaints must be brought in the courts of the Court of Chancery of the State of Delaware, or if such court does not have subject matter jurisdiction, any other court with appropriate subject matter jurisdiction in the State of Delaware. For non-federal securities laws claims, this requirement may be inconvenient for some shareholders and may cause such claims to be made in a less favorable forum than otherwise may have been made.

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Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Neither the Adviser, the Sub-Adviser, nor the Fund make any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Financial Highlights

The financial highlights tables are intended to help you understand the Predecessor Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the financial statements audited by [ ] for the Predecessor Fund, [ ], whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s Annual Report, which is available upon request. The financial information for the periods shown reflects the financial performance of the Predecessor Fund and is not necessarily an indication of the Fund’s future performance.

[insert FiHi]

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Adviser	TrueMark Investments, LLC 433 W. Van Buren Street, Suite 1100-D Chicago, IL 60607	Sub-Adviser	RiverNorth Capital Management, LLC 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401
Custodian, Transfer Agent	State Street One Lincoln Street, Boston, Massachusetts 02111	Distributor	Paralel Distributors LLC 1700 Broadway, Suite 1850 Denver, Colorado 80290
Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, Ohio 43215	Fund Accountant and Administrator	Paralel Technologies LLC 1700 Broadway, Suite 1850 Denver, Colorado 80290
Independent Registered Public Accounting Firm	[]

The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated [           ], 2025 is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports (once available) free of charge, please call the Fund’s Distributor at 1.877.524.9155. Free copies of the Fund’s shareholder reports, Prospectus, and the Statement of Additional Information are also available from our website at [ ].

Shareholder reports and other information about the Fund are also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

SEC Investment Company Act File No. 811-23812

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SUBJECT TO COMPLETION

Dated April 28, 2025

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

RiverNorth Active Income ETF– CEFZ

A series of Elevation Series Trust

Listed on [Cboe Exchange, Inc.]

STATEMENT OF ADDITIONAL INFORMATION

[          ], 2025

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated [        ], 2025, as may be supplemented from time to time (“Prospectus”), of the RiverNorth Active Income ETF (the “Fund”), a series of Elevation Series Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

A copy of the Prospectus may be obtained, without charge by calling 1.877.524.9155, visiting [ ] or writing to Paralel Distributors LLC, 1700 Broadway Suite 1850, Denver, Colorado 80290.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust is an open-end management investment company, currently consisting of [9] investment series. This SAI relates to the RiverNorth Active Income ETF (the “Fund”). The Trust was organized as a Delaware statutory trust on March 7, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is actively managed. The Trust is governed by its Board of Trustees (the “Board”). TrueMark Investments, LLC (“TrueMark Investments” or the “Adviser”) serves as investment adviser to the Fund. RiverNorth Capital Management, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund. The investment objective of the Fund is long-term appreciation and income.

The Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the [Cboe Exchange, Inc.] (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of [10,000] Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT Objective, Policies, And Related RIsks

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

The Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, each Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in fewer issuers.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Funds could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value.

Recent Market Events. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

Asset-Backed Securities and Collateralized Debt Obligations. The Fund may invest in asset-backed securities and collateralized debt obligations (“CDOs”). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Asset-backed securities are subject to the risk of default on the underlying asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced. In addition, the liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Business Development Companies. BDCs are a type of closed-end investment company regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), whose shares are typically listed for trading on a U.S. securities exchange. BDCs are publicly traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment in securities of BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund intends to primarily invest in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance-based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Investments in closed-end funds that elect to be regulated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the market at a discount to their net asset value (“NAV”).

Certain BDCs in which the Fund may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

The 1940 Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the 1940 Act, the Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. Please see “Investment Company Securities” below for additional information.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies. The Fund invests in closed-end investment companies or funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission generally between 4% and 6% of the initial public offering price (for many initial public offerings since 2018, this commission has been paid by the closed-end fund’s sponsor). Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE American (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure. Please see “Investment Company Securities” below for additional information.

Commercial Paper. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. Such investments are generally unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper (See also “Asset-Backed Securities and Collateralized Debt Obligations” above).

Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

Convertible Securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. There can be no assurance that the Fund or its service providers, or the issuers of the securities in which the Fund invests, will not suffer losses relating to cybersecurity breaches in the future. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties.

Depositary Receipts. Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities. Investing in emerging market securities involves risks different from, and potentially greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalizations of emerging securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible limits on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards or in the accuracy of such reporting, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Additionally, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Equity Securities. Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Investing in equity securities involves market risk. Market risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk also includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

Exchange-Traded Funds. The Fund may invest in a range of exchange-traded funds (“ETFs”).

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (“1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF it would be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to its NAV. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector. Actively managed ETFs are subject to risk of poor investment, and the individual investments of an actively managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively managed ETF’s portfolio management practices do not work to achieve their desired result. Please see “Investment Company Securities” below for additional information.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

ETF Risk. The Fund is an ETF and thus is subject to the risks of being structured as an ETF including certain risks noted below.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on [Cboe Exchange, Inc.] (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Foreign Currency Exchange Transactions. The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s or an Underlying Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information regarding the Fund’s use of derivatives.

Foreign Custody. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Foreign Securities. The Fund may invest in foreign securities, either directly or by purchasing ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020, and a transition period during which the UK and EU negotiated terms of departure ended on December 31, 2020. The departure is commonly referred to as “Brexit.” The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are expected to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments. Market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, there could be additional risks if one or more additional EU member states seek to leave the EU.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

●	Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

●	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian. Please see “Restrictions on the Use of Derivatives and Other Transactions” for additional information regarding the Fund’s use of derivatives.

Regulation as a Commodity Pool Operator

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5 so that the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Fund. In order to maintain the exclusion for the Adviser, the Fund must invest no more than a prescribed level of its liquidation value in certain futures, certain swap contracts and certain other derivatives subject to the CEA’s jurisdiction, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify the Adviser for the exclusion, the Adviser may be subject to the CFTC’s commodity pool operator registration requirements with respect to the Fund, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools registered as investment companies under the 1940 Act and commodity pool operators. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

High Yield Securities. The Fund and the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund or an Underlying Fund also may incur additional expenses in seeking recovery from an issuer that defaults.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Pay-in-kind bonds may be considered riskier than other types of high yield bonds. If an issuer chooses to pay in additional bonds, the Fund would have a greater portion of its net assets invested in the issuer’s debt and the issuer would become more highly leveraged.

These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. An Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid Investments and Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined by Rule 22e-4 under the 1940 Act is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Adviser to administer the Fund’s liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

Indexed Securities. The Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations. The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund, the Underlying Funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, the Underlying Funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund, the Underlying Funds, and issuers in which they invest.

Investment Company Securities. The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

Leverage Risk. The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk and the possibility of fluctuation in the Fund’s NAV. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value, than it would without such leverage. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Market Disruption, Geopolitical, Pandemic and Climate Change Risks. Geopolitical and other events (e.g., wars, terrorism, natural disasters, climate change, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, climate change, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

International war or conflicts (including armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and FDIC protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact financial plans in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac). Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, a newly created CMO issuer seeking to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”) must elect to be so treated for its first taxable year.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae that are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. While the initial effects of the issuances of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.

Mortgage-backed securities are subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying mortgage-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U.S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities. The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither the Fund nor its portfolio managers will independently review the bases for those tax opinions or guarantee that the tax opinions are correct.

Municipal securities share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

Obligations of Supranational Entities (Underlying Funds Only). The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options. The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments. Please see “Restrictions on the Use of Derivatives and Other Transactions” below for additional information.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s NAV per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked-to-market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked-to-market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock. Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

REITs. The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

●	limited financial resources;
●	infrequent or limited trading; and
●	more abrupt or erratic price movements than larger company securities.
●	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements. The Fund may invest up to 25% of the Fund’s net assets in fully collateralized repurchase agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Restrictions on the Use of Derivatives and Other Transactions. Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments.

Subject to certain conditions, “limited derivatives users” (as defined in Rule 18f-4), are not be subject to the full requirements of Rule 18f-4. The Fund currently operates as a limited derivatives user under Rule 18f-4 of the 1940 Act. As a limited derivatives user, the Fund has adopted written policies and procedures designed to manage its derivatives risks, and the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. Should the Fund no longer intend to qualify as a limited derivatives user in the future, it would be required to establish and maintain a comprehensive derivative risk management program and appoint a derivative risk manager, as required by Rule 18f-4.

Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of derivatives transactions, which could adversely affect the value or performance of the Fund.

In general, the “derivatives transactions” covered by Rule 18f-4 include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as “derivatives transactions” under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the delayed-settlement provision of the rule.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with an expected return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse repurchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

In accordance with Rule 18f-4 under the 1940 Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) comply with the asset segregation requirements of Section 18 under the 1940 Act, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Rights. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Short Sales. The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked-to-market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives, including short sales.

Sovereign Obligations (Underlying Funds Only). The Fund may invest in an Underlying Fund that invests in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain sovereign emerging market debtors have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

STRIPS. The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Structured Notes. Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, or an index. Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed-income risks including income risk, credit risk, and market risk. In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall. The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant. In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Even with respect to structured notes that purport to provide a “buffer”, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note. Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information regarding the Fund’s use of derivatives.

Swaps. The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or sooner if one party owes the other a certain amount. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty. The Fund may use its own NAV as the underlying asset in a total return swap. The Adviser may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

The CFTC has adopted rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to provide variation margin and (in some cases) initial margin when it enters into uncleared swap agreements. Additionally, since January 1, 2023, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative position limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies.

Please see “Restrictions on the Use of Derivatives and Other Transactions” above for additional information.

Time Deposits and Variable Rate Notes. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Warrants. Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements. The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Rule 18f-4 under 1940 Act permits the Fund to enter into when-issued or forward-settling securities and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.	Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.	Diversification. The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.	Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund’s assets. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.	Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.	Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Sub-Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify such events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for trading the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies, and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and Sub-Adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser, and other service providers such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement with the Adviser (as defined below), and Sub-Advisory Agreement with the Sub-Adviser (as defined below), the Board or its designee may meet with the Adviser and/or Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser or Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Bradley Swenson serves as Chairman of the Board and is an interested person of the Trust, and Mr. Steven Norgaard serves as the Trust’s Lead Independent Trustee. As Lead Independent Trustee, Mr. Norgaard acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees.

The Board is comprised of a super-majority (66.6 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 1850, Denver, Colorado 80290.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Kimberly Storms Birth Year: 1972	Trustee	Since 2022	Ms. Storms served at various roles at ALPS Fund Services, Inc. from 1998 through 2020, including as Senior Vice President - Director of Fund Administration (2004-2020) and Senior Vice President - Director of Fund Management (2020). During her tenure, Ms. Storms served as an officer to certain ETF, closed-end and open-end investment companies (1998-2020) and, within the past 5 years, Principal Financial Officer of ALPS Series Trust (2012-2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020), and Cambria ETF Trust (2020).	[9]	Sterling Capital Funds (Since October 2022)
Steven Norgaard Birth Year: 1964	Trustee	Since 2022	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994.	[10](2)	SRH U.S. Quality ETF (since 2022); Frontier Funds (2 Funds) (since 2013); SRH Total Return Fund, Inc. (Since 2011)
Interested Trustees
Bradley J. Swenson Birth Year: 1972	Trustee and President	Since 2022	Mr. Swenson is President of Paralel Distributors LLC and Chief Compliance Officer of Paralel Technologies LLC (January 2023 to present). He previously served as President of TruePeak Consulting, LLC (August 2021 to December 2023). Prior to this Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and served as its President from June 2019 until June 2021. In this role, he served as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).	[9]	ALPS Series Trust (March 2021 to March 2022)

(1)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For the purposes of this table, all series of the Trust (5 funds, including the Funds) are included in the Fund Complex.

(2)	Mr. Norgaard also serves as a Director of the SRH Total Return Fund, Inc. whose investment adviser is the same as the investment adviser of SRH U.S. Quality ETF and SRH REIT Covered Call ETF, two series of the Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Bradley Swenson. Mr. Swenson has more than 25 years experienced focused on compliance and distribution in the mutual fund industry. Prior to joining Paralel, he spent seventeen years at ALPS in various capacities including, but not limited to, Chief Compliance Officer, Chief Operating Officer and President of ALPS Fund Services and ALPS Distributors. In addition to those roles Mr. Swenson built and led the Fund CCO services division and served as Fund CCO and President to various closed-end, ETF and mutual fund trusts. Mr. Swenson also held various roles at Janus Capital Group and Oppenheimer Funds including Senior Audit Manager and Compliance Manager. Mr. Swenson graduated from the University of Minnesota-Duluth with a B.S. in Accounting. Mr. Swenson holds FINRA Series 3, 6, 7, 24, 26, and 27 licenses.

Steven K. Norgaard. Mr. Norgaard is lead independent trustee of the Trust and is an attorney and certified public accountant. Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C. Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery. In addition, he serves as an independent director on the Board of Directors of the SRH Total Return Fund, Inc. and currently serves as audit committee chair. He has also served on the Board of Directors of ATG Trust Company from 2007 – 2021; and on the Frontier Funds Board of Directors. Mr. Norgaard served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. from 2012 to 2022. Prior to March 2015, Mr. Norgaard served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end fund, until those funds completed a merger into the Fund currently known as SRH Total Return Fund, Inc. Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

Kimberly Storms. Ms. Storms is the chair of the Audit Committee of the Board of Trustees and is the Trust’s Audit Committee Financial Expert. Ms. Storms has more than 25 years of experience concentrated on mutual fund back office and accounting operations. Ms. Storms served in various roles at ALPS Fund Services from 1998 through 2020, including as Senior Vice President - Director of Fund Administration. She graduated with a B.S. in Finance from the University of Louisiana. Ms. Storms brings significant experience from her prior time serving as an executive officer of several large fund complexes, as well as her knowledge in the accounting, investment and regulatory fields.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 1850, Denver, Colorado 80290. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brenna Fudjack, Birth Year: 1986	Chief Compliance Officer	Indefinite term; since 2023	Ms. Fudjack joined Paralel Technologies LLC as Deputy Chief Compliance officer in 2023. Prior to her current role, Ms. Fudjack served as Manager, Risk & Financial Advisory for Deloitte & Touche LLP from 2022-2023; Director of Compliance for Perella Weinberg Partners Capital Management LP / Agility from 2018-2022; Compliance Officer for Shelton Capital Management from 2017-2018; and Compliance Manager among other compliance roles for ALPS Fund Services, Inc. from 2010-2017.
Nicholas Austin, Birth Year: 1981	Treasurer	Indefinite term; since 2023	Mr. Austin joined Paralel Technologies, LLC as Senior Controller in 2022. Prior to his current role, Mr. Austin served as Vice President/Fund Controller for SS&C ALPS from 2018 until 2022, and as Chief Financial Officer of Champion Medical Center from 2016 until 2018.
Christopher Moore Birth Year: 1984	Secretary	Indefinite term; since 2022	Mr. Moore is General Counsel of Paralel Technologies LLC and each of its subsidiaries (since 2021). He is also Chief Compliance Officer of Paralel Advisors LLC since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021; VP and Senior Counsel of ALPS Fund Services, Inc. from 2016-2020; and associate at Thompson Hine LLP (2013-2016). Mr. Moore served as a CPA for Ernst & Young (2007-2009).

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the “Exchange Act”).

[As of the date of this SAI, no Trustees owned Shares of the Fund.]

Board Compensation. The Independent Trustees each receive a fee of $2,500 per quarter and a quarterly meeting fee of $1,000, a special meeting fee of $1,000, as well as reimbursement for reasonable travel, lodging and other expenses in connection with attendance at meetings. The Trust has no pension or retirement plan.

Independent Trustee fees are paid by the adviser to each series of the Trust through the applicable adviser’s unitary management fee, and not by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

The following table shows the compensation anticipated to be earned by each Trustee during the initial fiscal year of the Fund. Independent Trustee fees are paid by the adviser to each series of the Trust and not by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From Fund*	Total Compensation From Fund Complex Paid to Trustees*
Interested Trustees
Bradley J. Swenson	$0	$0
Independent Trustees
Kimberly Storms	[$+]	[$+]
Steven Norgaard	[$+]	[$+]
*	Estimated for the initial fiscal year of the Fund.
+	Paid by the Adviser, not the Fund, from its unitary management fee.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of [ ], [no Trustees and officers of the Trust owned Shares of the Funds.] [the Trustees beneficially owned the following amounts in the Fund and the Fund Complex:]

Name of Trustee	Dollar Range of Equity Securities In the Fund	Aggregated Dollar Range of Securities in the Fund Complex
Kimberly Storms	[ ]	[ ]
Steven Norgaard	[ ]	[ ]
Bradley J. Swenson	[ ]	[ ]

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser, and the Distributor (as defined under “The Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and may rely on the Sub-Adviser to assist with voting proxies in accordance with the Proxy Voting Policies. A copy of the Adviser’s Proxy Voting Policies are set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Distributor at 1.877.524.9155 and (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

TrueMark Investments, LLC (the “Adviser” or “TrueMark Investments”) serves as the investment adviser to the Fund. TrueMark Investments is a SEC registered investment adviser with approximately $[785] million in assets under management (“AUM”) as of [January 7, 2025]. Its principal office is located at 433 W. Van Buren St., Suite 1100-D, Chicago, IL 60607. The Adviser is controlled by the TrueMark Group LLC.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.89% based on a percentage of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, securities lending and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes and related services, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and extraordinary expenses. The Adviser, in turn, compensates the Sub-Adviser from the management fee the Adviser receives.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares of the Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Sub-Adviser

The Adviser has retained RiverNorth Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser for the Fund. Its principal office is located at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

Pursuant to a sub-advisory agreement between the [Trust,] the Adviser, and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser.

The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares of the Fund. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares, or by the Adviser, in each case upon 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

Compensation

TrueMark’s Portfolio Manager’s total annual compensation includes a base salary as well as a discretionary bonus payment. The discretionary annual bonus is based on factors such as performance of the Fund and other accounts and funds managed by the Portfolio Manager. The amount of such annual bonus payment is determined by the senior officers of TrueMark during the annual performance review process.

The Sub-Adviser Portfolio Managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Fund.

Share Ownership

The Fund is required to show the dollar ranges of the portfolio managers’ “beneficial ownership” of Shares of the Fund as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Portfolio Managers did not beneficially own any Shares of the Fund.

Other Accounts

In addition to the Fund, the portfolio managers managed the following other accounts as of September 30, 2024:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Patrick W. Galley	15	$4.07 billion	5	$1.0 billion	11	$115.2 million
Steve O’Neill	12	$3.9 billion	5	$1.0 billion	11	$115.2 million

Of the accounts above, the following are subject to a performance fee:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Patrick W. Galley	0	$NA	5	$1.0 billion	10	$88.7 million
Steve O’Neill	0	$NA	5	$1.0 billion	10	$87.7 million

Portfolio Manager Share Ownership

The following table shows the dollar range of equity securities in the Fund beneficially owned by the Portfolio Managers as of September 30, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick W. Galley	Over $500,000
Stephen O’Neill	$100,000 - $500,000

Conflicts of Interest

A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds they manage. However, the Adviser and Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser and Sub-Adviser manages are fairly and equitably allocated.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Adviser, Sub-Adviser or their affiliates. For example, the sale of a long position or establishment of a short position by a fund sub-advised by the Sub-Adviser may impair the price of the same security sold short by (and therefore benefit) one or more other funds sub-advised by the Sub-Adviser, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more other funds sub-advised by the Sub-Adviser.

Conflicts may also arise when selecting other funds sub-advised by the Sub-Adviser as investments for the Fund because the fees paid by the Adviser to the Sub-Adviser for sub-advising certain other funds may be higher than the fees paid by the Fund or another fund.

THE DISTRIBUTOR

The Trust and Paralel Distributors LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1700 Broadway, Suite 1850, Denver, CO 80290.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser and Sub-Adviser periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, Sub-Adviser or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call [1.877.524.9155].

THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT

Paralel Technologies LLC (“PTL”), located at 1700 Broadway Suite 1850, Denver, Colorado 80290 serves as the Fund’s administrator and fund accountant. PTL is the parent company of the Paralel Distributors LLC, the Fund’s Distributor.

Pursuant to an Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Paralel Technologies, PTL provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, PTL does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays PTL a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. PTL also is entitled to certain out-of-pocket expenses for the services mentioned above.

Pursuant to a Custody Agreement, State Street Bank and Trust (the “Custodian” or “State Street”), serves as the Custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement, State Street (in such capacity, the “Transfer Agent”) serves as Transfer Agent for the Fund. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee from the Adviser.

LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus Ohio 43215 serves as legal counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[], located at [] serves as the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in the Fund with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s Shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEE LIABILITY

The Second Amended and Restated Declaration of Trust (“Declaration of Trust”) provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

Directed Brokerage. The Fund does not intend to direct brokerage transactions to a broker because of research services provided.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. The Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time and 12:00 p.m. Eastern time for the Fund, or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; () (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub- custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser or Sub-Adviser has determined that doing so is in the best interests of Fund shareholders (e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order).

Name of Funds	Fixed Creation Transaction Fee (In-Kind)	Fixed Creation Transaction Fee (Cash)	Maximum Variable Transaction Fee
RiverNorth Active Income ETF	$[ ]	$[ ]	[ ]%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser or Sub-Adviser has determined that doing so is in the best interests of Fund shareholders (e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order).

Name of Funds	Fixed Redemption Transaction Fee (In-Kind)	Fixed Redemption Transaction Fee (Cash)	Maximum Variable Transaction Fee
RiverNorth Active Income ETF	$[ ]	$[ ]	[ ]%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units.

Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant.

Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds with respect to the International Equity Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares of the Fund, or to purchase or sell Shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Fund’s administrator and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to reduce or eliminate federal excise or income taxes or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book- entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Fund. The Fund has elected and intends to continue to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short- term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute their capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT, however, dividends received by the Fund from a REIT are generally not treated as qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes. In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale, Redemption, or Exchange of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. For tax purposes, an exchange of your Fund shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of such Fund. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any capital loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust at c/o Paralel Distributors LLC, 1700 Broadway, Suite 1850, Denver, Colorado 80290.

FINANCIAL STATEMENTS

The Fund is a continuation of the Predecessor Fund. The financial statements and financial highlights in the September 30, 2024 Form N-CSR of the Predecessor Fund are incorporated in this SAI by reference. The financial statements and financial highlights of the Predecessor Funds included in the Form N-CSR have been audited [                 ], whose report thereon appears in the Form N-CSR.

You can obtain a copy of the financial statements contained in the Funds’ annual or semi-Annual reports on Form N-CSR without charge by contacting the Fund at the address or number on the front page of this SAI.

APPENDIX A: TRUEMARK INVESTMENTS, LLC

General Proxy Voting Policies

The Firm understands and appreciates the importance of proxy voting. To the extent that Firm has discretion to vote the proxies of its registered investment company clients (“RIC Clients”), Firm will vote any such proxies in the best interests of its RIC Clients and in accordance with the policies of the Proxy Service Provider(s)1 (“Provider(s)”), as designated by the Firm, and the procedures outlined below.

Proxy Voting Procedures

1)	All proxies sent to the RIC Clients that are actually received by the Firm or recorded by the Provider(s) (to vote on behalf of the RIC Clients) will be provided to the Firm.
2)	The Firm will instruct the Provider(s) to generally adhere to the following procedures (subject to limited exception):
a)	A written record of each proxy received by the Firm or recorded by the Provider(s) (on behalf of its RIC Clients) will be kept in Firm’s files;
b)	The Provider(s) and the Firm will determine which of Firm’s RIC Clients hold the security to which the proxy relates;
c)	The Firm will review the proxy and, based upon the advice/recommendation from the Provider(s), determine how to vote the proxy in question in accordance with the guidelines set forth herein.
d)	Prior to voting any proxies, the Firm will attempt to determine if there are any conflicts of interest related to the proxy in question. If a conflict is identified, the Chief Compliance Officer will be notified so a determination can be made as to whether the conflict is material or not.
i)	If no material conflict is identified pursuant to these procedures, the Firm will make a decision on how to vote the proxy in question.

Handling Conflicts of Interest

1)	As stated above, in evaluating how to vote a proxy, the Firm will first determine whether there is a conflict of interest related to the proxy in question between Firm and its advisory clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of the Firm has any relationship with the company or an affiliate of the company) to which the proxy relates outside an investment in such company by a RIC Client of the Firm.
2)	If a conflict is identified and deemed “material” by the Firm after consultation with the CCO, the Firm will determine whether voting in accordance with these proxy voting guidelines is in the best interests of affected RIC Clients.

1 Before engaging a proxy provider and during the course of the relationship, the Firm will conduct appropriate due diligence/oversight. Records of this due diligence/oversight will be maintained in the Firm’s records.

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Voting Guidelines

In the absence of specific voting guidelines mandated by a particular RIC Client, the Firm will endeavor to vote proxies in the best interests of each RIC Client via the Provider(s) policy.

In some foreign markets where proxy voting demands fee payment for agent services, the Firm will balance the cost and benefit of proxy voting and may give up the proxy voting if the cost associated is greater than the benefits from voting.

1)	Although how proxies are voted is subject to the discretion of the Firm, the Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its RIC Clients:
a)	The Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:
i)	Election of directors (where there are no related corporate governance issues);
ii)	Selection or reappointment of auditors; or
iii)	Increasing or reclassification of common stock.
b)	The Firm will generally vote against proposals that:
i)	Make it more difficult to replace members of the issuer’s board of directors or board of managers; and
ii)	Introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain RIC Clients of the Firm).
c)	The Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.
d)	The Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.
e)	The Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

Disclosure of Procedures

For RIC Clients, the Firm will work with the RIC Clients to provide the necessary information for the Form N-PX and will review such information for accuracy.

Record-keeping Requirements

The Firm via the Provider(s) will be responsible for maintaining files relating to the Firm’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of the Firm. The Firm is permitted to maintain these records in electronic format. Records of the following will be included in the files:

1)	Copies of these proxy voting policies and procedures, and any amendments thereto;
2)	A copy of each proxy statement that the Firm or the Provider(s) actually receives; provided, however, that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;
3)	A record of each vote that the Firm via the Provider(s) casts;
4)	A copy of any document that the Firm created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and
5)	A copy of each written request for information on how the Firm voted such RIC Clients’ proxies and a copy of any written response to any request for information on how the Firm voted proxies on behalf of the RIC Clients.

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PART C
OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust

	(1)	Certificate of Trust dated March 7, 2022[1]

	(2)	Certificate of Amendment to Certificate of Trust[2]

	(3)	Second Amended and Restated Agreement and Declaration of Trust of Elevation Series Trust dated September 26, 2022[2]

(b)	By-Laws

	(1)	Amended By-Laws dated September 14, 2022[2]

(c)	Instruments Defining Rights of Security Holders

	(1)	Instruments Defining Rights of Security Holders incorporated by reference to the Agreement and Declaration of Trust and By-Laws

(d)	Investment Advisory Agreements

	(1)	Investment Advisory Agreement between Elevation Series Trust and Paralel Advisors LLC on behalf of the SRH U.S. Quality GARP ETF (fka SRH U.S. Quality ETF)[2]

	(2)	Investment Sub-Advisory Agreement between Elevation Series Trust, Paralel Advisors LLC and Vident Advisory, LLC on behalf of the SRH U.S. Quality GARP ETF[3]

	(3)	Investment Advisory Agreement between Elevation Series Trust and Paralel Advisors LLC on behalf of the SRH REIT Covered Call ETF[4]

	(4)	Investment Sub-Advisory Agreement between Elevation Series Trust, Paralel Advisors LLC and Rocky Mountain Advisers, LLC on behalf of the SRH REIT Covered Call ETF[4]

	(5)	Investment Sub-Advisory Agreement between Elevation Series Trust, Paralel Advisors LLC and Vident Advisory, LLC on behalf of the SRH REIT Covered Call ETF[4]

	(6)	Investment Advisory Agreement between Elevation Series Trust and Sovereigns Capital Management, LLC on behalf of the Sovereign’s Capital Flourish Fund[3]

	(7)	Investment Sub-Advisory Agreement between Elevation Series Trust, Sovereigns Capital Management, LLC and Vident Advisory, LLC on behalf of the Sovereign’s Capital Flourish Fund[3]

	(8)	Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC on behalf of the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF[5]

	(9)	Investment Advisory Agreement between Elevation Series Trust and Clough Capital Partners L.P. on behalf of the Clough Hedged Equity ETF and Clough Select Equity ETF[9]

	(10)	Amendment to Schedule A of the Investment Advisory Agreement between Elevation Series Trust and Clough Capital Partners L.P. for the purpose of adding the Clough Short Duration ETF and Clough Flexible Income ETF (to be filed by amendment)

	(11)	Amendment to Schedule A of the Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC for the purpose of adding The Opal International Dividend Income ETF and TrueShares Seasonality Laddered Buffered ETF[8]

	(12)	Amendment to Schedule A of the Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC for the purpose of adding the TrueShares Structured Outcome ETFs (to be filed by amendment)

	(13)	Amendment to Schedule A of the Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC for the purpose of adding the RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, RiverNorth Active Income ETF, Opal Dividend Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, and TrueShares Eagle Global Renewable Energy Income ETF (to be filed by amendment)

	(14)	Amendment to Schedule A of the Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC for the purpose of adding the TrueShares Hedged ConVequity ETF (to be filed by amendment)

	(15)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Opal Capital LLC on behalf of The Opal International Dividend Income ETF[8]

	(16)	Amendment to the Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Opal Capital LLC to add the Opal Dividend Income ETF (to be filed by amendment)

(17)

Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and RiverNorth Capital Management, LLC on behalf of RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF and RiverNorth Active Income ETF (to be filed by amendment)

	(16)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Black Hill Capital Partners, LLC on behalf of TrueShares Technology, AI, & Deep Learning ETF (to be filed by amendment)

	(19)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Wealth Builder Funds, LLC on behalf of TrueShares Active Yield ETF (to be filed by amendment)

	(20)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Eagle Global Advisors, LLC on behalf of TrueShares Eagle Global Renewable Energy Income ETF (to be filed by amendment)

	(21)	Investment Advisory Agreement between Elevation Series Trust and Vulcan Value Partners, LLC on behalf of the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (to be filed by amendment)

	(22)	Investment Advisory Agreement between Elevation Series Trust and Disciplined Growth Investors, Inc. on behalf of The Disciplined Growth Investors Fund (to be filed by amendment)

(e)	Distribution Agreement

	(1)	ETF Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC on behalf of the SRH U.S. Quality GARP ETF[2]

	(2)	Amendment to the ETF Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC to update Exhibit A, effective [_________] (to be filed by amendment)

	(3)	Mutual Fund Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC on behalf of the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (to be filed by amendment)

	(4)	Form of Authorized Participant Agreement for Paralel Distributors LLC[2]

	(5)	Amendment to the Mutual Fund Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC to update Exhibit A, effective [______] (to be filed by amendment)

(f)	Bonus or Profit-Sharing Contracts None

(g)	Custody Agreements

	(1)	Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company, with respect to the Trust and SRH U.S. Quality GARP ETF[2]

	(2)	Letter Agreement adding the Sovereign’s Capital Flourish Fund to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[3]

	(3)	Letter Agreement adding the SRH REIT Covered Call ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[4]

	(4)	Letter Agreement adding the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[5]

	(5)	Letter Agreement adding the Clough Hedged Equity ETF and Clough Select Equity ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[9]

	(6)	Letter Agreement adding the Clough Short Duration ETF and Clough Flexible Income ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company (to be filed by amendment)

	(7)	Letter Agreement adding The Opal International Dividend Income ETF and TrueShares Seasonality Laddered Buffered ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[8]

	(8)	Letter Agreement adding the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company (to be filed by amendment)

	(9)	Letter Agreement adding the TrueShares Structured Outcome ETFs, RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, RiverNorth Active Income ETF, Opal Dividend Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, and TrueShares Eagle Global Renewable Energy Income ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company (to be filed by amendment)

	(10)	Letter Agreement adding the TrueShares Hedged ConVequity ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company (to be filed by amendment)

	(11)	Custody Agreement between Elevation Series Trust and U.S. Bank National Association, with respect to the Trust and The Disciplined Growth Investors Fund (to be filed by amendment)

(h)	Other Material Contracts

	(1)	Transfer Agency and Service Agreement between Elevation Series Trust and State Street Bank and Trust (TA Agreement), with respect to the Trust and SRH U.S. Quality GARP ETF[2]

	(2)	Letter Agreement adding the Sovereign’s Capital Flourish Fund to the TA Agreement[3]

	(3)	Letter Agreement adding the SRH REIT Covered Call ETF to the TA Agreement[4]

	(4)	Letter Agreement adding the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF to the TA Agreement[5]

	(5)	Letter Agreement adding the Clough Hedged Equity ETF and Clough Select Equity ETF to the TA Agreement[9]

	(6)	Letter Agreement adding Clough Short Duration ETF and Clough Flexible Income ETF to the TA Agreement (to be filed by amendment)

	(7)	Master Transfer Agency and Services Agreement between Elevation Series Trust and Paralel Technologies LLC with respect to the Trust and Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (to be filed by amendment)

	(8)	Letter Agreement adding The Opal International Dividend Income ETF and TrueShares Seasonality Laddered Buffered ETF to the TA Agreement[8]

	(9)	Letter Agreement adding TrueShares Structured Outcome ETFs, RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, RiverNorth Active Income ETF, Opal Dividend Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, and TrueShares Eagle Global Renewable Energy Income ETF to the TA Agreement (to be filed by amendment)

	(10)	Letter Agreement adding the TrueShares Hedged ConVequity ETF to the TA Agreement (to be filed by amendment)

	(11)	Fund Addendum to the Master Transfer Agency and Services Agreement with respect to The Disciplined Growth Investors Fund (to be filed by amendment)

	(12)	Amended and Restated Master Administration and Fund Accounting Agreement between Elevation Series Trust and Paralel Technologies LLC (Master Admin Agreement)[3]

	(13)	Amendment #1 to the Master Admin Agreement[5]

	(14)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the SRH Funds, dated October 31, 2023[4]

	(15)	Fund Addendum to the Master Admin Agreement with respect to the Sovereign’s Capital Flourish Fund[3]

	(16)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the TrueMark Funds, dated [_________] (to be filed by amendment)

	(17)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the Clough Funds, dated January 14, 2025[9]

	(18)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the Vulcan Funds, dated [_________] (to be filed by amendment)

	(19)	Index License Agreement between Paralel Advisors LLC and Index Provider with respect to the SRH U.S. Quality GARP ETF[2]

	(20)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to The Disciplined Growth Investors Fund, dated [_______] (to be filed by amendment)

(i)	Legal Opinions

	(1)	Opinion and Consent of Counsel[10]

	(2)	Opinion and Consent of Counsel for the Clough Short Duration ETF and Clough Flexible Income ETF (to be filed by amendment)

	(3)	Opinion and Consent of Counsel for the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (to be filed by amendment)

	(4)	Opinion and Consent of Counsel for the TrueShares Structured Outcome ETFs (to be filed by amendment)

	(5)	Opinion and Consent of Counsel for the RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, RiverNorth Active Income ETF, Opal Dividend Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, and TrueShares Eagle Global Renewable Energy Income ETF (to be filed by amendment)

	(6)	Opinion and Consent of Counsel for the TrueShares Hedged ConVequity ETF (to be filed by amendment)

	(7)	Consent of Counsel for the SRH U.S. Quality GARP ETF, SRH REIT Covered Call ETF, TrueShares Quarterly Bull Hedge ETF, and TrueShares Quarterly Bear Hedge ETF[11]

	(8)	Opinion and Consent of Counsel for The Disciplined Growth Investors Trust (to be filed by amendment)

(j)	Consent of Independent Registered Public Accounting Firm

	(1)	Consent of Cohen & Company, Ltd[10]

	(2)	Consent of [___________] for Clough Short Duration ETF and Clough Flexible Income ETF (to be filed by amendment)

	(3)	Consent of [___________] for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (to be filed by amendment)

	(4)	Consent of [___________] for TrueShares Structured Outcome ETFs (to be filed by amendment)

	(5)	Consent of [___________] for RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, Opal Dividend Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, and TrueShares Eagle Global Renewable Energy Income ETF (to be filed by amendment)

	(6)	Consent of [___________] for RiverNorth Active Income ETF (to be filed by amendment)

	(7)	Consent of Cohen & Company, Ltd. for SRH U.S. Quality GARP ETF and SRH REIT Covered Call ETF[11]

	(8)	Consent of Cohen & Company, Ltd. for TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF[11]

	(9)	Consent of [__________] for the TrueShares Hedged ConVequity ETF (to be filed by amendment)

	(10)	Consent of [________] for The Disciplined Growth Investors Fund (to be filed by amendment)

(k)	Omitted Financial Statements None

(l)	Initial Capital Agreements

	(1)	Share Purchase Agreement between Elevation Series Trust and Paralel Technologies LLC with respect to the SRH U.S. Quality GARP ETF[2]

(m)	Rule 12b-1 Plan (to be filed by amendment)

(n)	None

(o)	Reserved

(p)	Code of Ethics

	(1)	Code of Ethics for Registrant[2]

	(2)	Code of Ethics for Paralel Advisors LLC and Paralel Distributors LLC[3]

	(3)	Code of Ethics for Vident Advisory, LLC[3]

	(4)	Code of Ethics for Rocky Mountain Advisers, LLC[4]

	(5)	Code of Ethics for Sovereign’s Capital Management, LLC[3]

	(6)	Code of Ethics for TrueMark Investments, LLC[5]

	(7)	Code of Ethics for Clough Capital Partners L.P.[9]

	(8)	Code of Ethics for Opal Capital LLC[7]

	(9)	Code of Ethics for Vulcan Value Partners, LLC (to be filed by amendment)

	(10)	Code of Ethics for RiverNorth Capital Management, LLC (to be filed by amendment)

	(11)	Code of Ethics for Black Hill Capital Partners, LLC (to be filed by amendment)

	(12)	Code of Ethics for Wealth Builder Funds, LLC (to be filed by amendment)

	(13)	Code of Ethics for Eagle Global Advisors, LLC (to be filed by amendment)

	(14)	Code of Ethics for Disciplined Growth Investors, Inc. (to be filed by amendment)

(q)	Powers of Attorney

(1) Power of Attorney of Trustee, Steve Norgaard, Trustee, Kimberly Storms[1]

[1]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on July 1, 2022.

[2]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 30, 2022.

[3]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 26, 2023.

[4]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on October 24, 2023.

[5]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on June 26, 2024.

[6]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on November 27, 2024.

[7]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 13, 2024.

[8]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 26, 2024.

[9]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on January 16, 2025.

[10]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on January 17, 2025.

[11]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on February 28, 2025.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The Registrant is not controlled by and does not control any other entity or person.

Item 30. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article X of the Registrant’s Declaration of Trust (Exhibit (a)(2) to the Registration Statement) and Section 6 of the Distribution Agreement (Exhibit (e)(1)) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other control person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Advisers

This Item 31 incorporated by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Paralel Advisors LLC	801-122468
Vident Advisory, LLC	801-114538
Rocky Mountain Advisers, LLC	801-70202
Sovereign’s Capital Management, LLC	801-126307
TrueMark Investments, LLC	801-117961
Clough Capital Partners L.P.	801-21583
Opal Capital LLC	801-126398
Vulcan Value Partners, LLC	N/A
RiverNorth Capital Management, LLC	801-61533
Black Hill Capital Partners, LLC	N/A
Wealth Builder Funds, LLC	N/A
Eagle Global Advisors, LLC	801-53294
Disciplined Growth Investors, Inc.	N/A

Item 32. Principal Underwriters.

(a)	Paralel Distributors LLC acts as the distributor for the Registrant.

As of the date of this Registration Statement, in addition to each series of the Trust, Paralel Distributors LLC also acts as the underwriter for:

Collaborative Investment Series Trust (7 series); Reaves Utility Income Fund (ATM Offering); Cullen Funds (6 series); Coller Secondaries Private Equity Opportunities Fund; Coller Private Credit Secondaries Fund; HarbourVest Private Investments Fund; Octagon XAI CLO Income Fund, and XAI Octagon Floating Rate & Alternative Income Trust (ATM Offering).

(b)	To the best of Registrant’s knowledge, the directors and executive officers of the distributor are as follows:

Paralel Distributors LLC

Name*	Position with Underwriter	Positions with Trust
Brad Swenson	President, Chief Compliance Officer and FINOP	President, Chairman and Interested Trustee
Jeremy May	Chief Executive Officer	None
Christopher Moore	General Counsel	Secretary

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1700 Broadway, Suite 1850, Denver, CO 80290.

(c)	Not applicable.

Item 33. Location of Accounts and Records

(a)	The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 1700 Broadway, Suite 1850, Denver, CO 80290.

(b)	Paralel Advisors LLC maintains all Records relating to its services as investment adviser to the Registrant at 1700 Broadway, Suite 1850, Denver, CO 80290.

(c)	Paralel Technologies LLC maintains all Records relating to its services as administrator and accounting agent of the Registrant at 1700 Broadway, Suite 1850, Denver, CO 80290.

(d)	Paralel Distributors LLC maintains all Records relating to its services as Distributor of the Registrant at 1700 Broadway, Suite 1850, Denver, CO 80290.

(e)	Vident Advisory, LLC maintains all Records relating to its services as sub-adviser to the Registrant at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009.

(f)	State Street Bank and Trust Company maintains all Records relating to its services as Custodian and Transfer Agent of the Registrant at One Congress Street, Suite 1, Boston, Massachusetts 02114.

(g)	Rocky Mountain Advisers, LLC maintains all Records relating to its services as sub-adviser to the Registrant at 2121 E. Crawford Place, Salina, KS 67401.

(h)	Sovereign’s Capital Management, LLC maintains all Records relating to its services as adviser to the Registrant at 310 S. West Street, Suite 100, Raleigh, North Carolina, 27603.

(i)	TrueMark Investments, LLC maintains all Records relating to its services as adviser to the Registrant at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607.

(j)	Clough Capital Partners L.P. maintains all Records relating to its services as adviser to the Registrant at 53 State Street, Floor 27, Boston, Massachusetts 02109.

(k)	Opal Capital LLC maintains all Records relating to its services as sub-adviser to the Registrant at 5200 Town Center Circle, Suite 305, Boca Raton, Florida 33486.

(l)	Vulcan Value Partners, LLC maintains all Records relating to its services as adviser to the Registrant at Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, AL 35223.

(m)	RiverNorth Capital Management, LLC maintains all Records relating to its services as adviser to the Registrant at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401.

(n)	Black Hill Capital Partners, LLC maintains all Records relating to its services as adviser to the Registrant at 101 California Street, San Francisco, California 94111.

(o)	Wealth Builder Funds, LLC maintains all Records relating to its services as adviser to the Registrant at 117 West Main Street, Cary, Illinois 60013.

(p)	Eagle Global Advisors, LLC maintains all Records relating to its services as adviser to the Registrant at 1330 Post Oak Boulevard, Suite 3000, Houston, Texas 77056.

(o)	Disciplined Growth Investors, Inc. maintains all Records relating to its services as adviser to the Registrant at Fifth Street Towers, 150 South Fifth Street, Suite 2550, Minneapolis, Minnesota 55402.

Item 34. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and the State of Colorado, on the 28th day of April, 2025.

ELEVATION SERIES TRUST

By:	/s/ Bradley Swenson
Bradley Swenson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Bradley Swenson	President, Principal Executive Officer and Trustee	April 28, 2025
Bradley Swenson

/s/ Nicholas Austin	Treasurer and Principal Financial Officer	April 28, 2025
Nicholas Austin	(Principal Accounting Officer)

Steve Norgaard*	Trustee

Kimberly Storms*	Trustee

*By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	Attorney-in-fact
Date:	April 28, 2025

* Attorney-in-Fact pursuant to Powers of Attorney as previously filed on July 1, 2022.

Exhibit Index

None